FIRST AMENDMENT TO THE MORTGAGE AND SECURITY AGREEMENT
                         and UCC-1 FINANCING STATEMENT

         THIS FIRST AMENDMENT to the Mortgage and Security Agreement and UCC-1 Financing Statement is made as of the fifteenth (15) day of June, 1997, by and between VCA-Tucson Incorporated, an Arizona corporation, with offices located at 2111 East Highland, Suite 210, Phoenix, Arizona 85016, as Grantor thereunder, ("VCA-Tucson") and Resort Funding, Inc., a Delaware corporation, with offices located at Two Clinton Square, Syracuse, NY 13202, as Grantee thereunder ("RFI"). ("First Amendment").

         WHEREAS, VCA-Tucson and RFI entered into an Acquisition & Development Loan Agreement dated October 20th, 1995 ("Loan Agreement") pursuant to the terms of which and evidenced by an Acquisition & Development Promissory Note of even date therewith ("Note") RFI agreed to lend to VCA-Tucson and VCA-Tucson agreed to pay to RFI the principal sum of Six Million Dollars ($6,000,000.00) or so much thereof as had been disbursed and not repaid, together with interest on the unpaid principle balance from time to time outstanding until paid for the acquisition and development of a project known as Varsity Clubs of America:
Tucson Chapter ("Project"). Such loan is secured by a Mortgage and Security Agreement and UCC-1 Financing Statement dated October 20, 1995 and recorded in the Recorder's Office of Pima County, State of Arizona, on July 15th, 1996 in Docket 10336 at Page 380 ("Mortgage").

         WHEREAS, VCA-Tucson desires to borrow an additional Five Hundred Fifty Thousand Dollars ($550,000.00) as an interest reserve in connection with the amount borrowed for the development of the Project;

         WHEREAS, VCA-Tucson and RFI have agreed to amend the terms of the Loan Agreement, the Note and the Mortgage to evidence and secured such additional borrowing.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       The initial paragraph of the Mortgage is hereby amended as follows:

The term "Six Million Dollars ($6,000,000.00)" is hereby replaced with the term "Six Million Five Hundred Fifty Thousand Dollars ($6,550,000.00)."
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2.       Section 30(b)(iv) is hereby amended to include the following sentence:

"In addition to the release fees Grantor shall pay to Grantee an equity kicker for each annual Interval Unit sold in the amount of One Hundred Dollars ($100.00) and for each bi-annual Interval Unit sold in the Project in the amount of Fifty Dollars ($50.00). The payment of such equity kicker shall survive and continue after the Note is satisfied and all amounts due under the Note have been paid in full. The equity kicker shall be paid only with respect to the sales of Interval Units in Varsity Clubs of America: Tucson Chapter and not with respect to any other timeshare intervals sold at the Project.

3. All provisions of the mortgage are hereby confirmed and ratified except as specifically set forth herein, in this event the provisions of this First Amendment shall prevail.





                                         RESORT FUNDING, IC.



                                         By: /s/ Thomas J. Hamel
                                                 --------------------------
                                                 Thomas J. Hamel, President


                                         VCA TUCSON INCORPORATED
/s/ Denise L. Janda
-------------------------
Witness

                                         By: /s/ Joseph P. Martori
                                                 --------------------------
                                                 Joseph P. Martori

Veronica Madrid
-------------------------
Witness


STATE OF ARIZONA                    )
COUNTY OF MARICOPA                  ) ss.:

On this 30th day of June, 1997, before me personally came Joseph P. Martori, to me personally known, who by me being duly sworn, did depose and say that he is the chairman of the VCA-Tucson Inc, and he acknowledged to me that he executed the same on behalf of and in the name of the corporation.



/s/ Stephanie D. Castronova
---------------------------
Notary Public
My Commission Expires March 20, 1998
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